UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of earliest event reported): November 1, 2005
GREAT WESTERN LAND AND RECREATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-18808	13-3530765

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID No.)
7373 North Scottsdale Road, Suite C-140, Scottsdale, Arizona 85253
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code: (480) 949-6007

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to rule 14a-12under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c)

CURRENT REPORT
ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.
Item 9.01 Financial Statements and Exhibits
EX-16.1

GREAT WESTERN LAND AND RECREATION, INC.
FORM 8-K/A
CURRENT REPORT
ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.
(a) Dismissal of Independent Registered Public Accounting Firm
On November 1, 2005, Grant Thornton LLP was terminated as the independent accountants for Great Western Land and Recreation, Inc. (the “Registrant”).
Grant Thornton LLP’s report on the Registrant’s financial statements for the fiscal year ended September 30, 2004 and the nine months ended September 30, 2003, contained no adverse opinion, disclaimer of opinion or explanatory paragraph, nor was it qualified as to audit scope or accounting principles.
As previously disclosed in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004, and our Quarterly Reports on Form 10-QSB for the periods ended December 31, 2004, March 31, 2005 and June 30, 2005, Grant Thornton advised us of certain material weaknesses in our internal controls. These weaknesses were primarily due to a lack of segregation of duties because of our small staff. Our management has taken certain corrective actions and continues to evaluate other possible corrective actions.
The Registrant’s Audit Committee made the decision to utilize the services of a firm local to its executive business offices.
In connection with prior audits for the years ended September 30, 2004, the nine months ended September 30, 2003, and during the interim period from October 1, 2004 to November 1, 2005, there have been no disagreements between the Registrant and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
The Registrant has requested that Grant Thornton LLP review this disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an Exhibit to this Report.
(b) Engagement of New Independent Registered Public Accounting Firm
On November 1, 2005, the Registrant engaged Epstein, Weber & Conover, as its independent accountants.
The Registrant did not consult with Epstein, Weber & Conover with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant’s financial statements.

Item 9.01 Financial Statements and Exhibits
     Exhibits
     Exhibit 16.1 Letter from Grant Thornton
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2005	GREAT WESTERN LAND AND RECREATION, INC.
	By:	/s/ Jay N. Torok
Jay N. Torok, Chairman and CEO